Dear Shareholder:

The following supplement provides important information about the reorganization of the KeyChoice Funds. This information is important and should be kept with a copy of your Prospectus.

KeyFunds
KeyChoice Growth Fund
KeyChoice Moderate Growth Fund
KeyChoice Income and Growth Fund
Supplement Dated January 2, 1998
to the Prospectus Dated December 16, 1996 as previously supplemented

   The following is important information about the reorganization of the KeyChoice Funds:

   On December 2, 1997, the Board of Directors unanimously recommended a reorganization and liquidation of the Funds. The Boards recommendations and more information are more fully described in the Combined Prospectus/Proxy Statement that has been filed with the Securities and Exchange Commission, and when effective, will be provided to shareholders of record on or about December 26, 1997. Shareholders will be asked to approve the reorganization and other additional items as set forth in the Proxy Statement.

   If the reorganization is approved by shareholders, shareholders of each of the KeyChoice Funds will become shareholders of The Victory Portfolios as indicated below:

     KeyChoice Income and Growth Fund    Victory LifeChoice Conservative
                                         Investor Fund - Class A
     KeyChoice Moderate Growth Fund      Victory LifeChoice Moderate
                                         Investor Fund - Class A
     KeyChoice Growth Fund               Victory LifeChoice Growth
                                         Investor Fund- Class A

   As a shareholder, your Funds assets will be exchanged for equivalent full and fractional shares of the corresponding Victory Funds listed above without sales charges and on a tax-free basis.



Please insert this Supplement in the front of your Prospectus. Investors wishing to obtain more information, should call the Funds at 800-KEY-FUND.

2KF-CHO-SUP3